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                                                                    Exhibit 99.1

                            Agreement of Joint Filing

         Pursuant to 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, the undersigned persons hereby agree to file with the Securities and Exchange Commission the Statement on Schedule 13G (the "Statement") to which this Agreement is attached as an exhibit, and agree that such Statement, as so filed, is filed on behalf of each of them.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement.


                                  Cahill, Warnock Strategic Partners Fund, L.P.

                                  By:  Cahill, Warnock Strategic Partners, L.P.,
                                        its general partner

                                  /s/ Donald W. Hughes
                                  -------------------------------------------
                                  Name:  Donald W. Hughes

                                  Title:  General Partner



                                  Strategic Associates, L.P.

                                  By:  Cahill, Warnock Strategic Partners, L.P.,
                                        its general partner

                                  /s/ Donald W. Hughes
                                  -------------------------------------------
                                  Name:  Donald W. Hughes

                                  Title:  General Partner



                                  Cahill, Warnock Strategic Partners, L.P.

                                  /s/ Donald W. Hughes
                                  -------------------------------------------
                                  Name:  Donald W. Hughes

                                  Title:  General Partner

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                                  Camden Partners Strategic Fund II-A, L.P.

                                  By:  Camden Partners Strategic LLC,
                                        its general partner

                                  /s/ Donald W. Hughes
                                  -------------------------------------------
                                  Name:  Donald W. Hughes

                                  Title:  Managing Member



                                  Camden Partners Strategic Fund II-B, L.P.

                                  By:  Camden Partners Strategic LLC,
                                        its general partner

                                  /s/ Donald W. Hughes
                                  -------------------------------------------
                                  Name:  Donald W. Hughes

                                  Title:  Managing Member



                                  Camden Partners Strategic II, LLC

                                  /s/ Donald W. Hughes
                                  -------------------------------------------
                                  Name:  Donald W. Hughes

                                  Title:  Managing Member